SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549


                                  FORM 8-K


                               CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934


                             February 22, 2000
              Date of Report (Date of earliest event reported)


                           WARNER-LAMBERT COMPANY
           (Exact name of registrant as specified in its charter)

                                  Delaware
               (State or other jurisdiction of incorporation)


           1-3608                                    22-1598912
      (Commission File Number)            (IRS Employer Identification No.)


      201 Tabor Road, Morris Plains, New Jersey          07950-2693
      (Address of principal executive offices)           (Zip Code)


                               (973) 385-2000
            (Registrant's telephone number, including area code)


 Item 7.  Financial Statements and Exhibits.

      (c)  The following exhibits are filed with this report:

      (99.1) Warner-Lambert Company's Consolidated Balance Sheets as of December 31, 1999 and 1998, and Consolidated Statements of Income and Comprehensive Income and of Cash Flows for the years ended December 31, 1999, 1998 and 1997, and related notes thereto.

      (27.1)    Financial Data Schedule.



                                 SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 WARNER-LAMBERT COMPANY


                                 By: /s/  Rae G. Paltiel
                                    -----------------------------------
                                 Name:   Rae G. Paltiel
                                 Title:  Secretary



 Dated:  February 22, 2000



                               EXHIBIT INDEX


      (99.1) Warner-Lambert Company's Consolidated Balance Sheets as of December 31, 1999 and 1998, and Consolidated Statements of Income and Comprehensive Income and of Cash Flows for the years ended December 31, 1999, 1998 and 1997, and related notes thereto.

      (27.1)    Financial Data Schedule.